                                                                   EXHIBIT 99.16

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

SECOND LIENS
MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance        $76,396,205
Aggregate Original Principal Balance           $76,556,889
Number of Mortgage Loans                             1,636

                                 MINIMUM        MAXIMUM       AVERAGE (1)
                                 -------        -------       -----------
Original Principal Balance       $12,600       $150,000       $   46,795
Outstanding Principal Balance    $12,581       $149,866       $   46,697

                                                               WEIGHTED
                                 MINIMUM       MAXIMUM        AVERAGE (2)
                                 -------       -------        -----------
Original Term (mos)                 120            360             183
Stated remaining Term (mos)         114            356             178
Loan Age (mos)                        3             15               5
Current Interest Rate             7.990%        12.850%         10.373%
Initial Interest Rate Cap (3)        NA             NA              NA
Periodic Rate Cap (3)                NA             NA              NA
Gross Margin (3)                     NA             NA              NA
Maximum Mortgage Rate (3)            NA             NA              NA
Minimum Mortgage Rate (3)            NA             NA              NA
Months to Roll (3)                   NA             NA              NA
Original Loan-to-Value            87.71%        100.00%          99.75%
Credit Score (4)                    561            801             659

                                  EARLIEST             LATEST
                                  --------             ------
Maturity Date                    03/01/2015           05/01/2035



                      PERCENT OF                                  PERCENT OF
LIEN POSITION       MORTGAGE POOL   YEAR OF ORIGINATION         MORTGAGE POOL
                    -------------                               -------------
1st Lien                 0.00%      2004                             1.73%
2nd Lien               100.00       2005                            98.27%

OCCUPANCY                           LOAN PURPOSE
Primary                 99.84%      Purchase                        82.42%
Second Home              0.02       Refinance - Rate/Term            2.02
Investment               0.14       Refinance - Cashout             15.56

LOAN TYPE                           PROPERTY TYPE
Fixed Rate             100.00%      Single Family                   69.23%
ARM                      0.00       Planned Unit Development        18.45
                                    Two- to Four-Family              4.61
AMORTIZATION TYPE                   Condominium                      6.94
Fully Amortizing         5.74%      Townhouse                        0.47
Interest-Only            0.00       Manufactured Housing             0.00
Balloon                 94.26       Rowhouse                         0.30

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF MORTGAGE RATES        LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-----------------------      --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
7.501% to 8.000%                   9   $   510,590      0.67%     7.993%     687      $56,732      99.35%   63.08%   0.00%
8.001% to 8.500%                  14       738,100      0.97      8.462      656       52,721      98.82    59.99    0.00
8.501% to 9.000%                  56     2,771,323      3.63      8.925      692       49,488      99.81    70.11    0.00
9.001% to 9.500%                 135     6,839,171      8.95      9.454      671       50,661      99.51    47.45    0.00
9.501% to 10.000%                371    18,344,624     24.01      9.929      664       49,446      99.87    42.92    0.00
10.001% to 10.500%               291    14,192,972     18.58     10.360      666       48,773      99.67    26.15    0.00
10.501% to 11.000%               540    24,806,291     32.47     10.857      648       45,938      99.77    23.63    0.00
11.001% to 11.500%               146     5,291,714      6.93     11.284      644       36,245      99.76    25.24    0.00
11.501% to 12.000%                63     2,626,728      3.44     11.841      637       41,694      99.92    27.66    0.00
12.001% to 12.500%                 8       194,101      0.25     12.252      624       24,263      99.93    43.22    0.00
12.501% to 13.000%                 3        80,591      0.11     12.767      642       26,864     100.00    26.53    0.00
                               -----   -----------    ------     ------      ---      -------     ------    -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%     659      $46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------      ---      -------     ------    -----    ----

approximately 10.373% per annum.

REMAINING MONTHS TO STATED MATURITY

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
 REMAINING MONTHS            MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
TO STATED MATURITY            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------------           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
109 to 120                         5   $   136,625      0.18%     9.887%     667      $27,325      99.52%   33.75%   0.00%
157 to 168                         4       167,669      0.22     10.158      627       41,917     100.00    35.41    0.00
169 to 180                     1,576    73,958,823     96.81     10.371      658       46,928      99.75    33.81    0.00
229 to 240                        31     1,340,848      1.76     10.389      672       43,253      99.78    27.77    0.00
349 to 360                        20       792,240      1.04     10.684      660       39,612      99.62    10.56    0.00
                               -----   -----------    ------     ------      ---      -------     ------    -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%     659      $46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------      ---      -------     ------    -----    ----

Mortgage Loans was approximately 178 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                1,054   $33,168,790     43.42%    10.468%     653     $ 31,469      99.74%   42.80%   0.00%
$50,001 to $100,000              521    36,007,952     47.13     10.345      662       69,113      99.74    25.26    0.00
$100,001 to $150,000              61     7,219,463      9.45     10.071      664      118,352      99.84    31.53    0.00
                               -----   -----------    ------     ------      ---     --------      -----    -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%     659     $ 46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------      ---     --------      -----    -----    ----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,581 to approximately $149,866 and the average outstanding principal balance of the Mortgage Loans was approximately $46,697.

PRODUCT TYPES

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   PRODUCT TYPES              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------          --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans                  1,515   $72,014,065     94.26%    10.373%     659      $47,534     99.74%    33.30%   0.00%
10 Year Fixed Loans                4        90,520      0.12     10.854      695       22,630     99.27      0.00    0.00
15 Year Fixed Loans               68     2,303,440      3.02     10.160      651       33,874     99.98     49.07    0.00
20 Year Fixed Loans               29     1,195,941      1.57     10.538      668       41,239     99.75     31.13    0.00
30 Year Fixed Loans               20       792,240      1.04     10.684      660       39,612     99.62     10.56    0.00
                               -----   -----------    ------     ------      ---      -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%     659      $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------      ---      -------     -----     -----    ----

AMORTIZATION TYPE

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AMORTIZATION TYPE             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------------            --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing                 121   $ 4,382,141      5.74%    10.372%     658      $36,216     99.84%    36.20%   0.00%
Balloon                        1,515    72,014,065     94.26     10.373      659       47,534     99.74     33.30    0.00
                               -----   -----------    ------     ------      ---      -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%     659      $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------      ---      -------     -----     -----    ----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
    STATE                     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------               --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                           17   $   588,718       0.77%    10.146%     653      $34,630      99.73%   59.31%   0.00%
Arizona                           50     1,940,345       2.54     10.276      656       38,807      99.67    49.09    0.00
Arkansas                          11       233,717       0.31      9.251      662       21,247     100.00    58.66    0.00
California                       381    27,210,255      35.62     10.183      663       71,418      99.70    27.11    0.00
Colorado                          25     1,164,335       1.52     10.447      655       46,573      99.79    45.01    0.00
Connecticut                       35     1,734,561       2.27     10.509      673       49,559      99.53    22.22    0.00
Delaware                           4       182,359       0.24     10.682      668       45,590     100.00     0.00    0.00
Florida                          170     7,383,471       9.66     10.517      659       43,432      99.88    32.10    0.00
Georgia                           44     1,423,914       1.86     10.680      647       32,362      99.99    42.07    0.00
Idaho                              5       140,700       0.18     10.239      657       28,140      98.91    37.19    0.00
Illinois                          55     2,394,381       3.13     10.446      668       43,534      99.86    21.47    0.00
Indiana                           30       937,416       1.23     10.694      643       31,247      99.90    43.62    0.00
Iowa                               6       144,459       0.19     10.572      640       24,077     100.00    64.34    0.00
Kansas                             9       310,527       0.41     10.868      637       34,503     100.00    42.07    0.00
Kentucky                          12       386,721       0.51     10.410      646       32,227     100.00    39.55    0.00
Louisiana                          8       222,168       0.29      9.702      651       27,771     100.00    75.27    0.00
Maine                              3        57,651       0.08     10.950      647       19,217     100.00    25.91    0.00
Maryland                          24     1,286,345       1.68     10.704      658       53,598      99.60    31.48    0.00
Massachusetts                     15       754,348       0.99     10.934      662       50,290      99.68    21.61    0.00
Michigan                          43     1,487,885       1.95     10.505      644       34,602      99.80    49.65    0.00
Minnesota                         39     1,668,156       2.18     10.321      663       42,773      99.48    25.68    0.00
Mississippi                        4       127,512       0.17      9.972      639       31,878     100.00    43.43    0.00
Missouri                          49     1,350,801       1.77     10.636      643       27,567      99.54    46.84    0.00
Montana                            3       100,856       0.13     10.889      645       33,619     100.00    72.30    0.00
Nebraska                           4       135,499       0.18     10.773      627       33,875      99.98    82.71    0.00
Nevada                            51     2,757,094       3.61     10.513      656       54,061      99.78    30.54    0.00
New Hampshire                      2        85,849       0.11     10.735      674       42,925     100.00     0.00    0.00
New Jersey                         8       451,080       0.59     10.587      665       56,385     100.00    17.52    0.00
New Mexico                         2        69,403       0.09      9.500      654       34,701     100.00    69.28    0.00
New York                          30     1,747,393       2.29     10.362      677       58,246      99.42    38.54    0.00
North Carolina                    22       641,255       0.84     11.120      635       29,148     100.00    53.06    0.00
Ohio                              40     1,242,025       1.63     10.685      635       31,051      99.92    48.21    0.00
Oklahoma                           3        68,819       0.09     11.095      616       22,940     100.00    59.41    0.00
Oregon                            21       669,500       0.88     10.325      650       31,881      99.78    57.03    0.00
Pennsylvania                      45     1,552,631       2.03     10.426      650       34,503      99.77    44.90    0.00
Rhode Island                       7       362,373       0.47     10.566      662       51,768     100.00    14.82    0.00
South Carolina                     9       254,802       0.33     11.056      628       28,311     100.00    71.74    0.00
Tennessee                         25       778,041       1.02     10.587      656       31,122     100.00    47.05    0.00
Texas                            184     5,567,385       7.29     10.253      645       30,258      99.90    47.92    0.00
Utah                              22       775,367       1.01     10.731      646       35,244      99.29    26.58    0.00
Virginia                          59     3,387,346       4.43     10.562      676       57,413      99.59    13.88    0.00
Washington                        49     2,179,784       2.85     10.303      661       44,485      99.81    41.65    0.00
West Virginia                      3       147,766       0.19     10.377      659       49,255      99.22    43.92    0.00
Wisconsin                          8       291,196       0.38     10.522      667       36,399     100.00    37.59    0.00
                               -----   -----------     ------     ------      ---      -------     ------    -----    ----
TOTAL:                         1,636   $76,396,205     100.00%    10.373%     659      $46,697      99.75%   33.47%   0.00%
                               -----   -----------     ------     ------      ---      -------     ------    -----    ----

No more than approximately 0.44% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
  RANGE OF ORIGINAL          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
--------------------         --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
85.01% to 90.00%                   8   $   436,799      0.57%    10.175%    666       $54,600     89.61%    35.31%   0.00%
90.01% to 95.00%                  50     2,230,045      2.92     10.227     659        44,601     94.67     28.98    0.00
95.01% to 100.00%              1,578    73,729,361     96.51     10.378     659        46,723     99.96     33.59    0.00
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 87.71% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.91%.

LOAN PURPOSE

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF   WEIGHTED AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
     LOAN PURPOSE             LOANS    OUTSTANDING     POOL       COUPON   SCORE    OUTSTANDING     LTV      DOC      IO
---------------------        --------  -----------  ----------   -------- --------  -----------  --------  -------  -------
Purchase                       1,355   $62,963,694     82.42%    10.385%    662       $46,468     99.86%    29.16%   0.00%
Refinance - Cashout              244    11,889,641     15.56     10.326     643        48,728     99.20     53.25    0.00
Refinance - Rate/Term             37     1,542,871      2.02     10.215     648        41,699     99.13     56.64    0.00
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----

PROPERTY TYPE

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
     PROPERTY TYPE            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------     --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                  1,157   $52,892,271     69.23%    10.365%    657       $45,715     99.76%    34.67%   0.00%
Planned Unit Development         293    14,093,106     18.45     10.396     661        48,099     99.69     28.88    0.00
Condominium                      110     5,305,097      6.94     10.335     668        48,228     99.92     37.64    0.00
Two- to Four-Family               60     3,522,551      4.61     10.446     667        58,709     99.65     22.19    0.00
Townhouse                          9       357,778      0.47     10.216     622        39,753     99.98     57.15    0.00
Rowhouse                           7       225,402      0.30     10.672     640        32,200     98.46     77.39    0.00
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----

DOCUMENTATION

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
    DOCUMENTATION             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
--------------------         --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation             997   $50,312,929     65.86%    10.482%    670       $50,464     99.75%     0.00%   0.00%
Full Documentation               626    25,566,517     33.47     10.148     637        40,841     99.74    100.00    0.00
Lite Documentation                13       516,759      0.68     10.895     618        39,751     99.98      0.00    0.00
                               -----   -----------    ------     ------     ---       -------     -----    ------    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----    ------    ----

OCCUPANCY

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
  OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------                 --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Primary                        1,632   $76,272,592     99.84%    10.373%    659       $46,736      99.75%   33.44%   0.00%
Investment                         3       106,638      0.14     10.664     687        35,546      94.19    41.92    0.00
Second Home                        1        16,975      0.02      9.990     653        16,975     100.00   100.00    0.00
                               -----   -----------    ------     ------     ---       -------     ------   ------    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     ------   ------    ----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
     (MONTHS)                 LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------------           --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
3                                  1   $    24,992      0.03%    11.400%    618       $24,992     100.00%  100.00%   0.00%
4                                333    14,881,275     19.48     10.521     665        44,689      99.82    26.67    0.00
5                                879    40,743,524     53.33     10.358     656        46,352      99.66    39.32    0.00
6                                317    15,882,734     20.79     10.332     657        50,103      99.84    27.90    0.00
7                                 80     3,535,662      4.63     10.168     667        44,196      99.90    21.75    0.00
8                                 16       831,899      1.09     10.116     680        51,994      99.86    18.29    0.00
9                                  3       200,304      0.26     10.390     625        66,768     100.00    56.27    0.00
10                                 1        27,858      0.04      8.990     683        27,858     100.00   100.00    0.00
11                                 2       100,289      0.13     10.575     677        50,144     100.00     0.00    0.00
14                                 2       102,268      0.13     10.328     624        51,134     100.00    33.81    0.00
15                                 2        65,400      0.09      9.893     633        32,700     100.00    37.91    0.00
                               -----   -----------    ------     ------     ---       -------     ------   ------    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     ------   ------    ----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
   PENALTY TERM               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------          --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
None                             498   $19,667,504     25.74%    10.291%    653       $39,493      99.81%   40.73%   0.00%
7 Months                           1        55,448      0.07      8.000     745        55,448     100.00   100.00    0.00
12 Months                         78     4,256,854      5.57     10.586     676        54,575      99.70    27.84    0.00
13 Months                          2       176,755      0.23     10.503     640        88,378     100.00    39.53    0.00
24 Months                        693    37,512,316     49.10     10.413     660        54,130      99.76    27.66    0.00
36 Months                        280    11,529,977     15.09     10.278     659        41,178      99.64    37.41    0.00
60 Months                         84     3,197,351      4.19     10.500     655        38,064      99.70    48.72    0.00
                               -----   -----------    ------     ------     ---       -------     ------   ------    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     ------   ------    ----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES         LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------       --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
561 to 575                         4   $   244,179      0.32%     9.737%    568       $61,045     100.00%    8.16%   0.00%
576 to 600                       108     4,266,390      5.58     10.609     591        39,504      99.78    81.50    0.00
601 to 625                       307    12,818,132     16.78     10.634     615        41,753      99.86    64.57    0.00
626 to 650                       421    19,558,979     25.60     10.526     639        46,458      99.68    33.32    0.00
651 to 675                       331    15,597,106     20.42     10.309     662        47,121      99.67    23.65    0.00
676 to 700                       218    11,515,843     15.07     10.143     687        52,825      99.74    15.68    0.00
701 to 725                       132     6,623,492      8.67     10.111     712        50,178      99.83    13.42    0.00
726 to 750                        66     3,285,575      4.30     10.042     736        49,781      99.79    17.09    0.00
751 to 775                        37     1,787,181      2.34     10.146     763        48,302     100.00    10.22    0.00
776 to 800                        10       636,706      0.83      9.877     785        63,671      99.48    23.29    0.00
801 to 801                         2        62,621      0.08     10.261     801        31,311     100.00     0.00    0.00
                               -----   -----------    ------     ------     ---       -------     ------    -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697      99.75%   33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     ------    -----    ----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 561 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 659.

CREDIT GRADE

                              NUMBER    AGGREGATE                        WEIGHTED     AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE     PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                   LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
------------                 --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
A+                                88   $ 3,399,553      4.45%    10.645%    634       $38,631     99.68%    36.51%   0.00%
A                                551    24,351,879     31.88     10.549     619        44,196     99.78     60.73    0.00
A-                                27     1,295,257       1.7     10.273     614        47,972     99.99     61.51    0.00
B                                 32     1,166,428      1.53     10.570     637        36,451     99.78     61.70    0.00
SA1                              417    21,260,435     27.83     10.112     713        50,984     99.76     14.55    0.00
SA2                              218    10,578,247     13.85     10.227     669        48,524     99.68     17.61    0.00
SA3                              303    14,344,405     18.78     10.496     649        47,341     99.71     21.35    0.00
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----

CREDIT GRADE

                              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                   LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------                 --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
No Insurance                   1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----
TOTAL:                         1,636   $76,396,205    100.00%    10.373%    659       $46,697     99.75%    33.47%   0.00%
                               -----   -----------    ------     ------     ---       -------     -----     -----    ----